iShares®
iShares, Inc.
Supplement dated February 16, 2024 (the “Supplement”)
to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information (the “SAI”) for the iShares Emerging Markets Dividend ETF (DVYE) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.
This Supplement outlines changes for the Fund, which are expected to be implemented on or around March 18, 2024.
Change to the Fund’s “Principal Investment Strategies”
The first and second paragraphs of the section entitled “Principal Investment Strategies” of the Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the Dow Jones Emerging Markets Select Dividend Index (the “Underlying Index”), which is provided by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). The Underlying Index measures the performance of 100 leading dividend-paying emerging market companies, selected according to indicated annual dividend (“IAD”) yield, subject to screening and buffering criteria and weighting constraints. IAD yield is defined as a stock’s IAD (not including any special dividends) divided by its price.
The starting universe for the Underlying Index is the S&P Emerging BMI, excluding real estate investment trusts. To be eligible for the Underlying Index, issuers must have paid dividends in each of the previous three years, and their securities must have (i) a non‑negative trailing 12‑month earnings per share; (ii) an IAD yield greater than 0%; (iii) a float-adjusted market capitalization of at least $250 million; and (iv) a three-month average daily trading value of at least $3 million for new constituents, or at least $1.5 million for current constituents.
Eligible securities are ranked by IAD yield, and the top 100 stocks are selected as index constituents. No more than 30 stocks can be selected from any single country, subject to certain buffers.
The Underlying Index is reconstituted annually with constituent weights determined based on tilted IAD yield, which is calculated by multiplying the constituent’s IAD yield (capped at 15%) by the square root of its fair market capitalization. The capping methodology also limits the weight of individual securities to 10%, the aggregate weight of constituents within each country of domicile to 25%, and the aggregate weight of constituents within each Global Industry Classification Standard sector to 30%.
The Underlying Index is reviewed daily based on each constituent’s weight. Daily capping is performed if the aggregate weight of constituents with an individual weight greater than 4.8% exceeds 24% of the Underlying Index’s total weight. If that threshold is breached, the current constituent weights are recapped, with weights of individual securities capped at 10% and the aggregate weight of stocks with an individual weight greater than 4.5% capped at 22.5% of the Underlying Index’s total weight. IAD yields and tilted yield weights are not recalculated if the capping thresholds are breached throughout the year. A freeze period on the daily capping is implemented during the annual index reconstitution.
As of January 22, 2024, the Underlying Index consisted of issuers in the following countries: Brazil, Chile, China, Colombia, Czech Republic, Greece, India, Indonesia, Malaysia, the Philippines, Qatar, South Africa, Taiwan, Thailand and the United Arab Emirates. The Underlying Index includes large-, mid‑ and small-capitalization companies and may change over time. As of January 22, 2024, a significant portion of the Underlying Index is represented by securities of companies in the energy, financials, and materials industries or sectors. The components of the Underlying Index are likely to change over time.
Changes to the Fund’s “Construction and Maintenance of the Underlying Index”
The sections of the Fund’s SAI entitled “Index Description,” “Component Selection Criteria” and “Float-adjusted Market Capitalization” on pages 30‑31 are deleted in their entirety and replaced with the following:
Index Description. The Underlying Index aims to measures the performance of 100 leading dividend-paying emerging market companies that are selected by indicated annual dividend (“IAD”) yield, subject to screening and buffering criteria and weighting constraints. IAD yield is calculated using a stock’s IAD (not including any special dividends) divided by its price.
Index Methodology. The starting universe for the index is the S&P Emerging BMI, excluding real estate investment trusts. To be eligible for the Underlying Index, issuers must have paid dividends in each of the previous three years, and their securities must have (i) a non‑negative trailing 12‑month earnings per share; (ii) an IAD yield greater than 0%; (iii) a float-adjusted market capitalization of at least $250 million; and (iv) a three-month average daily trading value of at least $3 million for new constituents, or at least $1.5 million for current constituents. In the case of multiple classes of securities, the issuer is represented once by the listing with the highest dividend yield, subject to meeting the eligibility criteria. For Chinese issuers, only stocks of companies that trade on Hong Kong or U.S. exchanges are eligible.
Eligible securities are ranked by IAD yield, and the top 100 stocks are selected as index constituents. No more than 30 stocks can be selected from any single country, subject to certain buffers.
The Underlying Index is reconstituted annually with constituent weights determined based on tilted IAD yield, which is calculated by multiplying the constituent’s IAD yield (capped at 15%) by the square root of its fair market capitalization. The capping methodology also limits the weight of individual securities to 10%, the aggregate weight of constituents within each country of domicile to 25%, and the aggregate weight of constituents within each Global Industry Classification Standard sector to 30%.

The Underlying Index is reviewed daily based on each constituent’s weight. Daily capping is performed if the aggregate weight of constituents with an individual weight greater than 4.8% exceeds 24% of the Underlying Index’s total weight. If that threshold is breached, the current constituent weights are recapped, with weights of individual securities capped at 10% and the aggregate weight of stocks with an individual weight greater than 4.5% capped at 22.5% of the Underlying Index’s total weight. IAD yields and tilted yield weights are not recalculated if the capping thresholds are breached throughout the year. When daily capping is necessary, the changes are announced after the close of the business day on which the daily weight caps are exceeded, with the reference date after the close of that same business day, and the effective date of the changes is two business days later.
A freeze period on the daily capping is implemented during the annual index reconstitution. The freeze period begins after the market close on the Wednesday prior to the second Friday of March and ends after the market close on the Monday following the third Friday of March.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑SUPP‑DVYE‑0224

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